PROSPECTUS SUPPLEMENT

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated May 31, 2019,
to
Prospectuses dated May 1, 2019,
for
PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

The following footnote is hereby added to the Franklin Mutual Shares VIP Fund in the Unaffiliated Funds table:

1 Effective August 20, 2018, the Fund was closed to new and additional investment.

Effective on or about June 3, 2019, The Dreyfus Corporation will change its name to BNY Mellon Investment Adviser, Inc. On the effective date all references to "The Dreyfus Corporation" or "Dreyfus" will relate to "BNY Mellon Investment Adviser, Inc." or "BNY Mellon," respectively. Additionally, on the effective date the Dreyfus-related section of the Unaffiliated Funds table is hereby deleted and replaced with the following:

BNY MELLON
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	Seeks long-term capital appreciation.	BNY Mellon Investment Adviser, Inc./Newton Investment Management (North America) Limited

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP130
SVULP